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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report
                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934



                      Date of Report:   February 26, 1997




                             INTERCARGO CORPORATION
               (Exact name of registrant as specified in charter)








          DELAWARE                      0-16748                  36-3414667
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)







           1450 American Lane, 20th Floor, Schaumburg, Illinois 60173
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (847)  517-2990




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Item 4. Changes in Registrant's Certifying Accountant.


On February 26, 1997, the Board of Directors of Intercargo Corporation (the "Company"), upon the advice of its Audit Committee, elected to not retain KPMG Peat Marwick LLP as its certifying accountant for fiscal year 1997. The decision to change accountants was based upon a cost analysis of services provided. There were no disagreements between management of the Company and the former accountants on any matters of accounting principles or practices, financial statement disclosures, or auditing scopes or procedures during the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal. The accountant's report on the financial statements of the Company in the 1995 fiscal year was unqualified, not modified as to uncertainty, audit scope or accounting principles, and did not express any adverse opinion or disclaimer of opinion. The accountant's report for the 1996 fiscal year has not as yet been completed. However, at this time the Company is not aware of any matters that would cause the accountant's report for 1996 to be other than unqualified. Furthermore, the Company at this time is not aware of any potential for modifications to the accountant's report as to uncertainty, audit scope or accounting principles, nor is it aware of any items that may require any adverse opinion or disclaimer of opinion. The Company has requested KPMG Peat Marwick LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements.

In addition, on February 26, 1997, the Audit Committee recommended, and the Board of Directors approved, the appointment of Ernst & Young LLP as the Company's new independent accountants, effective for fiscal 1997, but subject to ratification of the appointment by the stockholders of the Company at the annual meeting of stockholders currently scheduled to be held on May 16, 1997. The selection of Ernst & Young LLP was through a request for proposal process with no consideration requested or made on the application of accounting principles, the type of audit opinion that might be rendered on the financial statements, or any other factor for reaching a decision as to accounting, auditing or financial reporting issues.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     INTERCARGO CORPORATION




                                     BY:  /s/   Michael L. Rybak
                                          -----------------------
                                          Michael L. Rybak
                                          Chief Financial Officer
                                          and Vice President





Dated:  March 5, 1997